UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: November 13, 2019

Booz Allen Hamilton Holding Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34972	26-2634160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8283 Greensboro Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 902-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	BAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Booz Allen Hamilton Holding Corporation (“Booz Allen”), the parent company of management and technology consulting and engineering services firm Booz Allen Hamilton Inc. (the “Borrower”), is expected to launch a repricing and maturity extension amendment process for the Borrower’s outstanding indebtedness under its existing Term Loan B credit facility, subject to continuing management review and to further consideration and ultimate approval by Booz Allen’s Board of Directors, on November 13, 2019. The amendments are not intended to increase the Borrower’s total amount of outstanding indebtedness. The Borrower is exploring this potential repricing and maturity extension amendment in connection with the ongoing evaluation of its capital structure, taking into account a currently favorable credit environment.

If consummated, the terms of the repricing and maturity extension amendment will be disclosed upon completion. For the avoidance of doubt, the consummation of the repricing and maturity extension amendment is subject to further consideration and ultimate approval by Booz Allen’s Board of Directors.

Forward Looking Statements

This report contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). These statements express Booz Allen’s current expectation of future events or its future performance and do not relate directly to historical or current events. As such, Booz Allen’s future actions and related results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this report, possibly to a material degree. Booz Allen can offer no assurance that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term goals will be realized. Specifically, the amendment described in this report is contingent upon, among other things, approval by Booz Allen’s Board of Directors, and Booz Allen can offer no assurance that this proposed transaction will be approved by Booz Allen’s Board of Directors or consummated on the terms or within the timeframe that Booz Allen currently contemplates, if at all. All forward-looking statements included in this report speak only as of the date made, and, except as required by law, Booz Allen undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Booz Allen Hamilton Holding Corporation

BY:	/s/ Lloyd W. Howell, Jr.
Lloyd W. Howell, Jr.
Executive Vice President, Chief Financial Officer and Treasurer

Date: November 13, 2019